SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 14, 2004


                            MAVERICK TUBE CORPORATION


             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                  1-10651            43-1455766
               --------                  -------            ----------
    (State or Other Jurisdiction    (Commission File     (IRS Employer
         of Incorporation)               Number)         Identification No.)

   16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri     63017
   ------------------------------------------------------------     -----
             (Address of Principal Executive Offices)             (Zip Code)

                                 (636) 733-1600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number  Description
--------------  -----------

    99.1 Text of Press Release, dated June 14, 2004, issued by the Company regarding its investment in and consolidation of its Republic Conduit Operations and revised guidance on its second quarter 2004 operating results.


ITEM 9. REGULATION FD DISCLOSURE

On June 14, 2004, the Company announced its investment in and consolidation of its Republic Conduit Operations and provided revised guidance on its second quarter 2004 operating results. Attached hereto as Exhibit 99.1 is a copy of the press release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 14, 2004

                            MAVERICK TUBE CORPORATION

                             By:  /s/ Pamela G. Boone
                                 ------------------------------------
                                  Pamela G. Boone
                                  Vice President - Finance and
                                  Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------

    99.1 Text of Press Release, dated June 14, 2004, issued by the Company regarding its investment in and consolidation of its Republic Conduit Operations and revised guidance on its second quarter 2004 operating results.